Dividends	12 Months Ended
Sep. 30, 2020
Dividends
Dividends

Note 30. Dividends

	Consolidated			Parent Entity
$m	2020	2019	2018	2020	2019
Dividends not recognised at year end
Since year end the Directors have proposed the following dividends:
Final dividend 31 cents per share (2019: 80 cents, 2018: 94 cents) all fully franked at 30%	1,120	2,791	3,227	1,120	2,792
Total dividends not recognised at year end	1,120	2,791	3,227	1,120	2,792

Shareholders can choose to receive their dividends as cash or reinvest for an equivalent number of shares under the Dividend Reinvestment Plan (DRP).

The Board has decided to issue new shares to satisfy the DRP for the 2020 final dividend and to apply a 1.5% discount to the market price used to determine the number of shares issued under the DRP. The market price used to determine the number of shares issued under the DRP will be set over the 15 trading days commencing 17 November 2020.

Westpac has also entered into an agreement to underwrite the DRP to the full amount of the 2020 final dividend.

Details of dividends recognised during the year are provided in the statement of changes in equity.

Australian franking credits

Australian franking credits available to the Parent Entity for subsequent years are $3,448 million (2019: $1,558 million, 2018: $1,357 million). This is calculated as the year end franking credit balance, adjusted for the Australian current tax liability and the proposed 2020 final dividend.

New Zealand imputation credits

New Zealand imputation credits of NZ$0.07 (2019: NZ$0.07, 2018:  NZ$0.07) per share will be attached to the proposed 2020 final dividend. New Zealand imputation credits available to the Parent Entity for subsequent years are NZ$980 million (2019: NZ$860 million, 2018: NZ$530 million). This is calculated on the same basis as the Australian franking credits but using the New Zealand current tax liability.